Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference August 2, 2019, at 9:00 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.
 FOR IMMEDIATE RELEASE
TDS reports second quarter 2019 results
Network enhancements a primary strategic focus

CHICAGO (August 1, 2019) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,261 million for the second quarter of 2019, versus $1,255 million for the same period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $33 million and $0.28, respectively, for the second quarter of 2019 compared to $33 million and $0.29, respectively, in the same period one year ago.
"The TDS family of companies produced solid financial results for the second quarter of 2019 and made significant progress toward achieving their long-term strategic goals," said LeRoy T. Carlson, Jr., TDS President and CEO. "U.S. Cellular grew service revenues and Adjusted EBITDA, while sustaining high customer loyalty, and it continued making enhancements to its high-performing network. TDS Telecom expanded its broadband customer base, increased profitability and continued implementing its fiber deployment strategy.
"U.S. Cellular grew service revenues through an increase in average revenue per user, driven by growing interest of customers in its Total Plans, and through higher inbound roaming revenues. Customer satisfaction remained high throughout the quarter and drove very low postpaid handset churn rates. U.S. Cellular is moving steadily forward on its 5G deployment and network modernization initiatives. In the recent FCC millimeter wave auctions, U.S. Cellular successfully acquired new licenses providing access to high frequency spectrum over its footprint that are needed to deliver exciting, new, very high speed capabilities using 5G to our current and future customers.
"TDS Telecom generated both top line and bottom line growth, reporting a 60 percent increase in Net income and a 9 percent increase in Adjusted EBITDA, compared to the same quarter last year. Both Wireline and Cable segments reported increased broadband connections and higher revenue per connection. In Wireline, increasing video connections and customer demand for higher broadband speeds continue to offset legacy voice declines. Wireline continued fiber expansion growth even deeper into its markets while expanding its fiber footprint in attractive out-of-territory markets in Wisconsin and Idaho. Cable operations produced an outstanding quarter, generating 9 percent growth in cable revenues which drove a 29 percent increase in Adjusted EBITDA, compared to the same quarter last year.”

2019 Estimated Results

TDS’ current estimates of full-year 2019 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of August 1, 2019 and should not be assumed to be current as of any future date.  TDS undertakes no duty to update such estimates, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from estimated results.

2019 Estimated Results
	U.S. Cellular		TDS Telecom		TDS (1)
	Previous	Current	Previous	Current	Previous	Current
(Dollars in millions)
Total operating revenues	$4,000-$4,200	$3,900-$4,100*	$900-$950	Unchanged	$5,125-$5,375	$5,025-$5,275*
Adjusted OIBDA (2)	$725-$875	Unchanged	$280-$310	Unchanged	$1,000-$1,180	Unchanged
Adjusted EBITDA (2)	$900-$1,050	Unchanged	$290-$320	Unchanged	$1,185-$1,365	Unchanged
Capital expenditures	$625-$725	Unchanged	$300-$350	Unchanged	$940-$1,090	Unchanged
* Change represents lower equipment sales revenues.
The following tables provide reconciliations of Net income to Adjusted OIBDA and Adjusted EBITDA for 2019 estimated results, actual results for the six months ended June 30, 2019, and actual results for the year ended December 31, 2018. In providing 2019 estimated results, TDS has not completed the below reconciliation to Net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2019 Estimated Results
	U.S. Cellular	TDS Telecom	TDS (1)
(Dollars in millions)
Net income (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income before income taxes (GAAP)	$70-$220	$85-$115	$60-$240
Add back:
Interest expense	115	—	175
Depreciation, amortization and accretion expense	700	205	935
EBITDA (Non-GAAP) (2)	$885-$1,035	$290-$320	$1,170-$1,350
Add back or deduct:
(Gain) loss on asset disposals, net	15	—	15
Adjusted EBITDA (Non-GAAP) (2)	$900-$1,050	$290-$320	$1,185-$1,365
Deduct:
Equity in earnings of unconsolidated entities	155	—	155
Interest and dividend income	20	10	30
Adjusted OIBDA (Non-GAAP) (2)	$725-$875	$280-$310	$1,000-$1,180

	Actual Results
	Six Months Ended June 30, 2019			Year Ended December 31, 2018
	U.S. Cellular	TDS Telecom	TDS (1)	U.S. Cellular	TDS Telecom	TDS (1)
(Dollars in millions)
Net income (GAAP)	$90	$56	$109	$164	$89	$175
Add back or deduct:
Income tax expense	41	18	50	51	16	46
Income before income taxes (GAAP)	$131	$74	$159	$215	$105	$221
Add back:
Interest expense	58	(1)	86	116	(2)	172
Depreciation, amortization and accretion expense	345	100	460	640	212	883
EBITDA (Non-GAAP) (2)	$534	$173	$705	$971	$315	$1,276
Add back or deduct:
(Gain) loss on asset disposals, net	7	(8)	—	10	(2)	9
(Gain) loss on sale of business and other exit costs, net	(2)	—	(2)	—	—	—
(Gain) loss on license sales and exchanges, net	(2)	—	(2)	(18)	—	(18)
Adjusted EBITDA (Non-GAAP) (2)	$537	$165	$701	$963	$313	$1,267
Deduct:
Equity in earnings of unconsolidated entities	84	—	85	159	—	160
Interest and dividend income	11	6	17	15	8	26
Other, net	(1)	—	1	(1)	2	2
Adjusted OIBDA (Non-GAAP) (2)	$443	$159	$598	$790	$303	$1,079
Numbers may not foot due to rounding.

(1)	The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments.

(2)
EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above.  EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate.  Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for June 30, 2019, can be found on TDS' website at investors.tdsinc.com.

Conference Call Information
TDS will hold a conference call on August 2, 2019 at 9:00 a.m. Central Time.

▪	Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/31221.

▪	Access the call by phone at 877-273-7192 (US/Canada), conference ID: 1458138.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.
About TDS
Telephone and Data Systems, Inc. (TDS), a Fortune 1000® company, provides wireless; cable and wireline broadband, video and voice; and hosted and managed services to approximately 6 million connections nationwide through its businesses, U.S. Cellular, TDS Telecom, BendBroadband and OneNeck IT Solutions. Founded in 1969 and headquartered in Chicago, TDS employed 9,400 people as of June 30, 2019.
Visit investors.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary
312-592-5379
jane.mccahon@tdsinc.com

Julie D. Mathews, IRC, Director - Investor Relations
312-592-5341
julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings of TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of services and products offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:
TDS: www.tdsinc.com
U.S. Cellular: www.uscellular.com
TDS Telecom: www.tdstelecom.com
OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Retail Connections
Postpaid
Total at end of period	4,414,000	4,440,000	4,472,000	4,466,000	4,468,000
Gross additions	137,000	137,000	179,000	172,000	146,000
Feature phones	5,000	4,000	4,000	3,000	5,000
Smartphones	97,000	98,000	132,000	130,000	106,000
Connected devices	35,000	35,000	43,000	39,000	35,000
Net additions (losses)	(26,000)	(32,000)	6,000	(1,000)	(13,000)
Feature phones	(10,000)	(13,000)	(11,000)	(14,000)	(12,000)
Smartphones	(1,000)	(1,000)	31,000	29,000	17,000
Connected devices	(15,000)	(18,000)	(14,000)	(16,000)	(18,000)
ARPU (1)	$45.90	$45.44	$45.58	$45.31	$44.74
ARPA (2)	$119.46	$118.84	$119.60	$119.42	$118.57
Churn rate (3)	1.23%	1.26%	1.29%	1.29%	1.19%
Handsets	0.97%	0.99%	1.00%	1.02%	0.92%
Connected devices	3.01%	3.08%	3.20%	3.04%	2.85%
Prepaid
Total at end of period	500,000	503,000	516,000	528,000	527,000
Gross additions	61,000	61,000	66,000	80,000	78,000
Net additions (losses)	(2,000)	(13,000)	(12,000)	1,000	2,000
ARPU (1)	$34.43	$33.44	$32.80	$32.09	$32.32
Churn rate (3)	4.20%	4.92%	4.98%	4.98%	4.83%
Total connections at end of period (4)	4,967,000	4,995,000	5,041,000	5,050,000	5,051,000
Market penetration at end of period
Consolidated operating population	31,310,000	31,310,000	31,469,000	31,469,000	31,469,000
Consolidated operating penetration (5)	16%	16%	16%	16%	16%
Capital expenditures (millions)	$195	$102	$242	$118	$86
Total cell sites in service	6,535	6,506	6,531	6,506	6,478
Owned towers	4,116	4,106	4,129	4,119	4,105

(1)
Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

•	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.

•	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.

(2)	Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.

(3)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.

(4)	Includes reseller and other connections.

(5)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)
As of or for the Quarter Ended	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
TDS Telecom
Wireline
Residential connections
Voice (1)	269,000	271,100	274,100	278,400	282,200
Broadband (2)	240,200	236,100	235,400	237,100	234,300
Video (3)	56,200	54,300	54,000	53,100	51,500
Wireline residential connections	565,500	561,500	563,500	568,600	568,000

Total residential revenue per connection (4)	$47.88	$48.16	$47.39	$47.30	$47.22

Commercial connections
Voice (1)	124,200	127,300	130,500	134,000	137,300
Broadband (2)	20,600	20,400	20,600	20,700	20,600
managedIP (5)	128,300	132,000	134,000	138,000	141,400
Video (3)	400	400	400	400	400
Wireline commercial connections	273,500	280,100	285,400	293,100	299,600

Total Wireline connections	839,000	841,500	848,900	861,700	867,700

Cable
Cable residential and commercial connections
Broadband (6)	172,600	171,100	167,400	163,600	159,400
Video (7)	100,300	101,400	102,900	102,100	101,600
Voice (8)	64,800	65,400	65,200	63,600	62,000
managedIP (5)	1,100	1,100	1,000	700	700
Total Cable connections	338,900	339,000	336,500	330,100	323,700
Numbers may not foot due to rounding.

(1)	The individual circuits connecting a customer to Wireline’s central office facilities.

(2)	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.

(3)	The number of Wireline customers provided video services.

(4)
Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.

(6)	Billable number of lines into a building for high-speed data services.

(7)
Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(8)	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (Unaudited)
Quarter Ended	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
(Dollars in millions)
Wireline	$55	$29	$73	$41	$33
Cable	15	13	19	13	13
Total TDS Telecom	$70	$42	$91	$54	$46
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$973	$974	–	$1,939	$1,915	1%
TDS Telecom	233	230	1%	464	461	1%
All Other (1)	55	51	6%	115	104	11%
	1,261	1,255	–	2,518	2,480	2%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	761	769	(1)%	1,496	1,492	–
Depreciation, amortization and accretion	177	159	11%	345	317	8%
(Gain) loss on asset disposals, net	5	1	N/M	7	2	N/M
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	(2)	—	N/M
(Gain) loss on license sales and exchanges, net	—	(11)	N/M	(2)	(17)	88%
	943	918	3%	1,844	1,794	3%
TDS Telecom
Expenses excluding depreciation, amortization and accretion	155	158	(2)%	305	308	(1)%
Depreciation, amortization and accretion	50	53	(7)%	100	107	(7)%
(Gain) loss on asset disposals, net	(1)	1	N/M	(8)	1	N/M
	204	212	(4)%	398	417	(5)%
All Other (1)
Expenses excluding depreciation and amortization	58	57	3%	119	112	6%
Depreciation and amortization	7	8	(6)%	15	17	(4)%
(Gain) loss on asset disposals, net	1	—	N/M	1	—	N/M
	66	64	2%	134	128	5%
Total operating expenses	1,213	1,194	2%	2,376	2,339	2%
Operating income (loss)
U.S. Cellular	30	56	(45)%	95	121	(21)%
TDS Telecom	29	18	60%	66	43	52%
All Other (1)	(11)	(13)	14%	(19)	(23)	20%
	48	61	(21)%	142	141	1%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	41	40	2%	85	78	9%
Interest and dividend income	9	6	43%	17	11	51%
Interest expense	(43)	(43)	1%	(86)	(86)	1%
Other, net	—	1	N/M	1	2	N/M
Total investment and other income	7	4	54%	17	5	N/M
Income before income taxes	55	65	(16)%	159	146	9%
Income tax expense	16	21	(23)%	50	45	12%
Net income	39	44	(12)%	109	101	8%
Less: Net income attributable to noncontrolling interests, net of tax	6	11	(44)%	17	29	(41)%
Net income attributable to TDS shareholders	$33	$33	(2)%	$92	$72	28%

Basic weighted average shares outstanding	114	112	2%	114	112	2%
Basic earnings per share attributable to TDS shareholders	$0.29	$0.30	(4)%	$0.81	$0.65	25%

Diluted weighted average shares outstanding	116	113	3%	116	113	3%
Diluted earnings per share attributable to TDS shareholders	$0.28	$0.29	(4)%	$0.78	$0.63	24%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2019	2018
(Dollars in millions)
Cash flows from operating activities
Net income	$109	$101
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	460	441
Bad debts expense	50	43
Stock-based compensation expense	33	23
Deferred income taxes, net	40	25
Equity in earnings of unconsolidated entities	(85)	(78)
Distributions from unconsolidated entities	76	70
(Gain) loss on asset disposals, net	—	3
(Gain) loss on sale of business and other exit costs, net	(2)	—
(Gain) loss on license sales and exchanges, net	(2)	(17)
Other operating activities	3	2
Changes in assets and liabilities from operations
Accounts receivable	(2)	51
Equipment installment plans receivable	(11)	(47)
Inventory	(4)	(8)
Accounts payable	(9)	(50)
Customer deposits and deferred revenues	8	(25)
Accrued taxes	2	(5)
Other assets and liabilities	(74)	(66)
Net cash provided by operating activities	592	463

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(393)	(275)
Cash paid for acquisitions and licenses	(255)	(10)
Cash received from investments	11	100
Cash paid for investments	(11)	—
Cash received from divestitures and exchanges	32	21
Other investing activities	—	3
Net cash used in investing activities	(616)	(161)

Cash flows from financing activities
Repayment of long-term debt	(11)	(10)
TDS Common Shares reissued for benefit plans, net of tax payments	(6)	7
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	(8)	—
Dividends paid to TDS shareholders	(38)	(36)
Distributions to noncontrolling interests	(2)	(4)
Other financing activities	3	(4)
Net cash used in financing activities	(62)	(47)

Net increase (decrease) in cash, cash equivalents and restricted cash	(86)	255

Cash, cash equivalents and restricted cash
Beginning of period	927	622
End of period	$841	$877

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30, 2019 (1)	December 31, 2018
(Dollars in millions)
Current assets
Cash and cash equivalents	$834	$921
Short-term investments	18	17
Accounts receivable	1,082	1,099
Inventory, net	154	150
Prepaid expenses	95	103
Income taxes receivable	17	12
Other current assets	28	28
Total current assets	2,228	2,330

Assets held for sale	—	54

Licenses	2,478	2,195

Goodwill	509	509

Other intangible assets, net	241	253

Investments in unconsolidated entities	490	480

Property, plant and equipment, net	3,318	3,346

Operating lease right-of-use assets	963	—

Other assets and deferred charges	568	616

Total assets	$10,795	$9,783

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30, 2019 (1)	December 31, 2018
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$21	$21
Accounts payable	367	365
Customer deposits and deferred revenues	205	197
Accrued interest	13	11
Accrued taxes	45	44
Accrued compensation	77	127
Short-term operating lease liabilities	112	—
Other current liabilities	85	114
Total current liabilities	925	879

Liabilities held for sale	—	1

Deferred liabilities and credits
Deferred income tax liability, net	681	640
Long-term operating lease liabilities	927	—
Other deferred liabilities and credits	450	541

Long-term debt, net	2,409	2,418

Noncontrolling interests with redemption features	10	11

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01 per share	1	1
Capital in excess of par value	2,438	2,432
Treasury shares, at cost	(488)	(519)
Accumulated other comprehensive loss	(10)	(10)
Retained earnings	2,684	2,656
Total TDS shareholders' equity	4,625	4,560

Noncontrolling interests	768	733

Total equity	5,393	5,293

Total liabilities and equity	$10,795	$9,783

(1)
As of January 1, 2019, TDS adopted the new lease accounting standard, ASC 842. Under this method, the new accounting standard is applied only to the most recent period presented. As a result, 2019 amounts include the impacts of ASC 842, but 2018 amounts remain as previously reported.

Balance Sheet Highlights
(Unaudited)

	June 30, 2019
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$528	$26	$280	$—	$834
Affiliated cash investments	—	499	—	(499)	—
	$528	$525	$280	$(499)	$834

Licenses, goodwill and other intangible assets	$2,469	$745	$14	$—	$3,228
Investment in unconsolidated entities	450	4	46	(10)	490
	$2,919	$749	$60	$(10)	$3,718

Property, plant and equipment, net	$2,154	$1,047	$117	$—	$3,318

Long-term debt, net:
Current portion	$19	$1	$1	$—	$21
Non-current portion	1,596	2	811	—	2,409
	$1,615	$3	$812	$—	$2,430

TDS Telecom Highlights
(Unaudited)

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
(Dollars in millions)
Wireline
Operating revenues
Residential	$81	$80	1%	$162	$160	1%
Commercial	42	46	(8)%	86	94	(9)%
Wholesale	49	46	5%	94	94	1%
Total service revenues	172	173	(1)%	342	348	(2)%
Equipment and product sales	—	—	(36)%	1	1	(28)%
	172	174	(1)%	343	349	(2)%
Operating expenses
Cost of services	64	67	(3)%	127	131	(3)%
Cost of equipment and products	—	—	(44)%	1	1	(33)%
Selling, general and administrative expenses	49	50	(1)%	96	97	(1)%
Expenses excluding depreciation, amortization and accretion	114	117	(3)%	224	229	(2)%
Depreciation, amortization and accretion	33	36	(8)%	66	72	(9)%
(Gain) loss on asset disposals, net	(1)	1	N/M	(8)	1	N/M
	145	153	(5)%	282	302	(7)%
Operating income	$27	$21	29%	$61	$47	30%

Cable
Operating revenues
Residential	$51	$47	8%	$100	$92	8%
Commercial	11	10	9%	21	20	8%
	62	57	9%	121	112	8%
Operating expenses
Cost of services	27	27	–	52	52	–
Selling, general and administrative expenses	15	15	5%	30	28	6%
Expenses excluding depreciation, amortization and accretion	42	41	2%	82	80	2%
Depreciation, amortization and accretion	17	18	(4)%	34	35	(3)%
(Gain) loss on asset disposals, net	—	—	(54)%	1	1	(4)%
	59	59	–	117	116	1%
Operating income (loss)	$2	$(3)	N/M	$5	$(4)	N/M

Total TDS Telecom operating income	$29	$18	60%	$66	$43	52%
N/M - Percentage change not meaningful.
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
(Dollars in millions)
Cash flows from operating activities (GAAP)	$265	$249	$592	$463
Less: Cash paid for additions to property, plant and equipment	239	145	393	275
Free cash flow (Non-GAAP) (1)	$26	$104	$199	$188

(1)
Free cash flow is a non-GAAP financial measure which TDS believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.

EBITDA, Adjusted EBITDA and Adjusted OIBDA
The following tables reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measures, Net income or Income (loss) before income taxes and Operating income (loss).

	Three Months Ended June 30,
TDS TELECOM	2019	2018
(Dollars in millions)
Net income (GAAP)	$25	$16
Add back:
Income tax expense	8	5
Interest expense	(1)	—
Depreciation, amortization and accretion	50	53
EBITDA (Non-GAAP)	82	74
Add back or deduct:
(Gain) loss on asset disposals, net	(1)	1
Adjusted EBITDA (Non-GAAP)	82	75
Deduct:
Interest and dividend income	3	2
Other, net	—	1
Adjusted OIBDA (Non-GAAP)	78	73
Deduct:
Depreciation, amortization and accretion	50	53
(Gain) loss on asset disposals, net	(1)	1
Operating income (GAAP)	$29	$18
Numbers may not foot due to rounding.

	Three Months Ended June 30,
WIRELINE	2019	2018
(Dollars in millions)
Income before income taxes (GAAP)	$30	$24
Add back:
Interest expense	(1)	—
Depreciation, amortization and accretion	33	36
EBITDA (Non-GAAP)	62	59
Add back or deduct:
(Gain) loss on asset disposals, net	(1)	1
Adjusted EBITDA (Non-GAAP)	62	59
Deduct:
Interest and dividend income	3	2
Other, net	—	1
Adjusted OIBDA (Non-GAAP)	59	57
Deduct:
Depreciation, amortization and accretion	33	36
(Gain) loss on asset disposals, net	(1)	1
Operating income (GAAP)	$27	$21
Numbers may not foot due to rounding.

	Three Months Ended June 30,
CABLE	2019	2018
(Dollars in millions)
Income (loss) before income taxes (GAAP)	$3	$(2)
Add back:
Depreciation, amortization and accretion	17	18
EBITDA (Non-GAAP)	20	15
Add back or deduct:
(Gain) loss on asset disposals, net	—	—
Adjusted EBITDA (Non-GAAP)	20	16
Deduct:
Interest and dividend income	—	—
Adjusted OIBDA (Non-GAAP)	20	16
Deduct:
Depreciation, amortization and accretion	17	18
(Gain) loss on asset disposals, net	—	—
Operating income (loss) (GAAP)	$2	$(3)
Numbers may not foot due to rounding.